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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                  June 19, 2002



                          IMCLONE SYSTEMS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                      0-19612                    04-2834797
(State of incorporation or     (Commission File Number)       (I.R.S. Employer
      organization)                                          Identification No.)



                          180 Varick Street, 6th Floor,
                            New York, New York 10014
    (Address, including zip code of Registrant's principal executive offices)



       Registrant's telephone number, including area code: (212) 645-1405

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Item 5.   Other Events

     On June 19, 2002, ImClone Systems Incorporated issued a press release announcing receipt of a "Wells Notice" from the staff of the Securities and Exchange Commission. The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference in its entirety.


Item 7.    Exhibits

     (c)  Exhibits

     99.1 Press Release dated June 19, 2002.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ImClone Systems Incorporated


                                     By: /s/ John B. Landes
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                                         Name:  John B. Landes
                                         Title: Senior Vice President, Legal


Date: June 26, 2002


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                                  EXHIBIT INDEX

     Exhibit No.              Description
     -----------              -----------

     99.1                     Press release dated June 19, 2002.





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